                            SHARE PURCHASE AGREEMENT
                            ------------------------

     THIS AGREEMENT made as of the 29th day of October, 1999 between MI VENTURE
                                                                     ----------
INC., a corporation incorporated under the laws of the State of Delaware
----
("Purchaser") and 1305272 ONTARIO INC., a corporation incorporated under the
                  --------------------
laws of the Province of Ontario, Canada ("Vendor").

WHEREAS:

 A. Certain capitalized terms used herein have the meanings ascribed thereto in Schedule A; and

 B. Vendor has agreed to sell and Purchaser has agreed to purchase the Purchased Shares.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

PURCHASE OF SHARES:
------------------

1. Vendor hereby sells, assigns and transfers the Purchased Shares to Purchaser and Purchaser hereby purchases the Purchased Shares with effect as and from the Transfer Time on the terms and conditions hereinafter set forth, for consideration equal to the Purchase Price.

PAYMENT OF PURCHASE PRICE:
-------------------------

2. The Purchase Price shall be satisfied by Purchaser delivering on the Delivery Date the Consideration to Vendor.

REPRESENTATIONS AND WARRANTIES RESPECTING VENDOR:
------------------------------------------------

3. Vendor covenants, represents and warrants as follows and acknowledges that Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by Purchaser of the Purchased Shares:

     (a) all necessary corporate action of Vendor to authorize the execution, delivery and performance of this Agreement has been taken;

     (b) this Agreement has been duly executed and delivered by Vendor and constitutes a valid and binding obligation of Vendor enforceable in accordance with its terms;

     (c) Vendor is a corporation duly organized and validly subsisting under the laws of its governing jurisdiction and has the corporate power to own its property, including the Purchased Shares;

      (4) the Subject Company is a corporation duly organized and validly subsisting under the laws of its governing jurisdiction and has the corporate power to own or lease its property and to carry on the business as now being conducted by it and is duly qualified to do business in each jurisdiction where its business is conducted;


     (e) the Purchased Shares consist of fully paid-up shares of the Subject Company and upon completion of the transactions contemplated hereby and any other documentation required under applicable Ontario law shall be validly transferred to Purchaser with good and marketable title free and clear of any claims, liens, encumbrances or security interests whatsoever;

     (f) the Purchased Shares do now, and at the Transfer Time will, constitute all of the issued and outstanding shares of the Subject Company held by Vendor; and

     (g) the entering into of this agreement and the transaction contemplated hereby will not result in the violation of any of the terms and provisions of the applicable constating documents or by-laws of the Vendor or the Subject Company or any indenture or other agreement, written or oral, to which Vendor or the Subject Company may be a party.

REPRESENTATIONS AND WARRANTIES RESPECTING PURCHASER:
---------------------------------------------------

4. Purchaser covenants, represents and warrants as follows and acknowledges that Vendor is relying upon such covenants, representations and warranties in connection with the sale by Vendor of the Purchased Shares:

     (a) all necessary corporate action of Purchaser to authorize the execution, delivery and performance of this Agreement has been taken;

     (b) this Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms;

     (c) Purchaser is a corporation duly organized and validly subsisting under the laws of its governing jurisdiction and has the corporate power to own its property; and

     (d) Purchaser is purchasing the Purchased Shares as principal for investment only and not with a view to resale or distribution.

SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES:
-----------------------------------------------------

5. The covenants, representations and warranties of each of Vendor and Purchaser contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares herein provided for, for a period of two (2) years from the Delivery Date.

DELIVERIES:
----------

6. The deliveries contemplated hereby shall take place at 10:00 a.m. on the Delivery Date. On the Delivery Date or so soon thereafter as is reasonably acceptable to the Purchaser:

     (a)  Purchaser shall deliver to Vendor the Consideration; and

     (b) Vendor shall deliver to Purchaser properly endorsed share certificates representing the Purchased Shares or other reasonable evidence of their transfer to the Purchaser of the Purchased Shares.

PURCHASE PRICE ADJUSTMENT
-------------------------

7. It is the intention of the parties that the Purchase Price shall be equal to the fair market value of the Purchased Shares as at the Transfer Time. Therefore, Vendor and Purchaser agree that should they subsequently mutually determine, or should Revenue Canada or any other taxing authority issue, or propose to issue, assessments or reassessments of additional liability for taxes, or any other subject by reason of asserting that the Purchase Price is less than or greater than the fair market value of the Purchased Shares, or that the consideration received by Vendor is more or less than the fair market value of the Purchased Shares, then the Purchase Price or the Purchaser Shares, as the case may be, shall be increased or decreased as necessary but only to the extent that the Purchase Price or the Purchaser Shares so revised is acceptable to the parties hereto or to both the taxing authority and the parties hereto, as the case may be, or is established by a court of competent jurisdiction (after all appeal rights have been exhausted or all times for appeal have expired without appeals having been taken) to be the fair market value of the Purchased Shares. If the Purchase Price or the Purchaser Shares is varied in the circumstances described above, Vendor and Purchaser shall take such steps as may be necessary to reflect properly an appropriate adjustment to the Purchase Price and the Purchaser Shares as so varied.

FURTHER ASSURANCES:
------------------

8. This Agreement shall operate as an actual conveyance, transfer, assignment and setting over of all the right, title and interest of Vendor in and to the Purchased Shares as of the Transfer Time to the Purchaser. Each of the parties hereto shall from time to time at the other's request and expense, without further consideration, execute and deliver such other instruments, transfers, conveyances and assignments and take all such other actions as may be required to more effectively complete any matter provided for herein.

SUCCESSORS AND ASSIGNS:
----------------------

9. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

ENTIRE AGREEMENT
----------------

10. This Agreement constitutes the entire agreement between the parties and, except as stated herein and in the instruments and documents to be executed and delivered pursuant hereto, contains all of the representations and warranties of the parties. There are no oral representations or warranties between the parties. This Agreement may not be amended or modified in any respect except by written instrument signed by the parties.

GOVERNING LAW
-------------

11. This Agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in such Province and shall be treated, in all respects, as an Ontario contract.



    IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first set out above.

                              1305272 ONTARIO INC.


                              By: _____________________________________________


                              Title: ___________________________________________


                              By: _____________________________________________


                              Title: ___________________________________________


                              MI VENTURE INC.


                              By: _____________________________________________


                              Title: ___________________________________________



                              By: _____________________________________________


                              Title: ___________________________________________

                                   SCHEDULE A

     The following capitalized terms have the following meanings ascribed thereto:


Consideration:        One  (1) share of Class C Common Stock of Purchaser

Delivery Date:        October 29, 1999

Purchase Price:       Cdn. $100.00

Purchased Shares:     100  Common   shares  of  MI  Venture   (Canada)   Inc.,  a  corporation
                      incorporated under the laws of the Province of Ontario,  which represent all the issued and outstanding shares of MI Venture (Canada) Inc.

Subject Company:      MI Venture (Canada) Inc.

Transfer Time:        10:00 a.m. on October 29, 1999

                            SHARE PURCHASE AGREEMENT
                            ------------------------
                              (S. 85.1(3) Rollover)

     THIS AGREEMENT made as of the 29th day of October, 1999 between MI VENTURE
                                                                     ----------
INC., a corporation incorporated under the laws of the State of Delaware
----
("Purchaser") and MAGNA INTERNATIONAL INC., a corporation incorporated under the
                  ------------------------
laws of the Province of Ontario, Canada ("Vendor").

WHEREAS:

A. Certain capitalized terms used herein have the meanings ascribed thereto in Schedule A; and

B. Vendor has agreed to sell and Purchaser has agreed to purchase the Purchased Shares.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

PURCHASE OF SHARES:
------------------

1. Vendor hereby sells, assigns and transfers the Purchased Shares to Purchaser and Purchaser hereby purchases the Purchased Shares with effect as and from the Transfer Time on the terms and conditions hereinafter set forth, for consideration equal to the Purchase Price.

PAYMENT OF PURCHASE PRICE:
-------------------------

2. The Purchase Price shall be satisfied by Purchaser delivering on the Delivery Date the Purchaser Shares to Vendor.

REPRESENTATIONS AND WARRANTIES RESPECTING VENDOR:
------------------------------------------------

3. Vendor covenants, represents and warrants as follows and acknowledges that Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by Purchaser of the Purchased Shares:

     (a) all necessary corporate action of Vendor to authorize the execution, delivery and performance of this Agreement has been taken;

     (b) this Agreement has been duly executed and delivered by Vendor and constitutes a valid and binding obligation of Vendor enforceable in accordance with its terms;

     (c) Vendor is a corporation duly organized and validly subsisting under the laws of its governing jurisdiction and has the corporate power to own its property, including the Purchased Shares;

     (d) each of the Subject Companies is a corporation duly organized and validly subsisting under the laws of its governing jurisdiction and has the corporate power to own or lease its property and to carry on the business as now being conducted by it and is duly qualified to do business in each jurisdiction where its business is conducted;

     (e) the Purchased Shares consist of fully paid-up shares of the Subject Companies and upon completion of the transactions contemplated hereby and any other documentation required under applicable Austrian and Delaware law shall be validly transferred to Purchaser with good and marketable title free and clear of any claims, liens, encumbrances or security interests whatsoever;

     (f) the Purchased Shares do now, and at the Transfer Time will, constitute all of the issued and outstanding shares of the Subject Companies held by Vendor;

     (g)  the Purchased Shares constitute capital property of the Vendor;

     (h) the Subject Companies and the Purchaser are Foreign Affiliates of the Vendor as defined in subsection 95(1) of the Income Tax Act, Canada; and

     (i) the entering into of this agreement and the transaction contemplated hereby will not result in the violation of any of the terms and provisions of the applicable constating documents or by-laws of the Vendor or the Subject Companies or any indenture or other agreement, written or oral, to which Vendor or any of the Subject Companies may be a party.

REPRESENTATIONS AND WARRANTIES RESPECTING PURCHASER:
---------------------------------------------------

4. Purchaser covenants, represents and warrants as follows and acknowledges that Vendor is relying upon such covenants, representations and warranties in connection with the sale by Vendor of the Purchased Shares:

     (a) all necessary corporate action of Purchaser to authorize the execution, delivery and performance of this Agreement has been taken;

     (b) this Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms;

     (c) Purchaser is a corporation duly organized and validly subsisting under the laws of its governing jurisdiction and has the corporate power to own its property, including the Purchased Shares;

     (d) Purchaser is purchasing the Purchased Shares as principal for investment only and not with a view to resale or distribution; and

     (e) upon completion of the transactions contemplated by this Agreement, the Purchaser

          Shares shall be validly issued by Purchaser to Vendor with good and marketable title, free and clear of any and all claims, liens, mortgages, encumbrances and security interests whatsoever.

SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES:
-----------------------------------------------------

5. The covenants, representations and warranties of each of Vendor and Purchaser contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares herein provided for, for a period of two (2) years from the Delivery Date.

DELIVERIES:
----------

6. The deliveries contemplated hereby shall take place at 10:00 a.m. on the Delivery Date. On the Delivery Date or so soon thereafter as is reasonably acceptable to the Purchaser:

     (a) Purchaser shall deliver to Vendor the Purchaser Shares including share certificates (or equivalent evidence of the issuance to Vendor of the Purchaser Shares) representing the Purchaser Shares; and

     (b) Vendor shall deliver to Purchaser properly endorsed share certificates representing the Purchased Shares or other reasonable evidence of their transfer to the Purchaser of the Purchased Shares.

CHARACTERIZATION FOR TAX PURPOSES
---------------------------------

7. Purchaser and Vendor have entered into this Agreement for the purposes of effecting the conveyance of the Purchased Shares to the Purchaser and other corporate law purposes. The parties do not hereby intend to effect a sale of the Purchased Shares giving rise to tax for purposes of the Income Tax Act (Canada); and, accordingly and notwithstanding any other provision of this Agreement to the contrary, the Purchaser and Vendor intend that the conveyance of the Purchased Shares shall be treated for Canadian federal income tax purposes as a tax-free rollover within the scope and effect of Subsection 85.1(3) of the Income Tax Act (Canada). Purchaser and Vendor shall jointly complete and file all reports and elections which counsel to Purchaser may advise are necessary or desirable under the provisions of the Income Tax Act (Canada) or any other applicable taxing statute in the form prescribed thereunder and within the time permitted therefor in respect of the intended treatment of the conveyance of the Purchased Shares.

PURCHASE PRICE ADJUSTMENT
-------------------------

8. It is the intention of the parties that the Purchase Price shall be equal to the fair market value of the Purchased Shares as at the Transfer Time. Therefore, Vendor and Purchaser agree that should they subsequently mutually determine, or should Revenue Canada or any other taxing authority issue, or propose to issue, assessments or reassessments of additional liability for taxes, or any other subject by reason of asserting that the Purchase Price is less than or greater than the fair market value of the Purchased Shares, or that the consideration received by Vendor is more or less than the fair market value of the Purchased Shares, then the Purchase Price or the Purchaser Shares, as the case may be, shall be increased or decreased as necessary but only to the extent that the Purchase Price or the Purchaser Shares so revised is acceptable to the parties hereto or to both the taxing authority and the parties hereto, as the case may be, or is established by a court of competent jurisdiction (after all appeal rights have been exhausted or all times for appeal have expired without appeals having been taken) to be the fair market value of the Purchased Shares. If the Purchase Price or the Purchaser Shares is varied in the circumstances described above, Vendor and Purchaser shall take such steps as may be necessary to reflect properly an appropriate adjustment to the Purchase Price and the Purchaser Shares as so varied.

TRANSFER TAXES
--------------

9 Purchaser shall be liable for and shall pay all Taxes, whether direct or indirect, and whether or not such Taxes would by law be paid by Vendor, properly payable upon, arising out of or in connection with the transactions contemplated by this Agreement, including without limitation, in connection with the sale, conveyance, assignment and transfer of the Purchased Shares to Purchaser. Such amounts on account of Taxes for which Purchaser is liable hereunder shall either be paid by Purchaser to the appropriate governmental authority or Purchaser shall reimburse Vendor for its payment of such Taxes. Where such Taxes are to be paid by Purchaser to a governmental authority, Purchaser shall, on request by Vendor, provide satisfactory evidence to Vendor of such payments or exemption from the payment of such Taxes. For purposes of this Section, "Taxes" means any tax, duty, excise, fee, impose, assessment, deduction, charge or withholding including sales tax, land transfer tax, stamp tax and other transfer taxes and all liabilities with respect thereto, including without limitation any penalty and interest payable with respect thereto, levied, imposed or assessed from time to time upon or in respect of income, profits or assets of any nature or kind by any governmental authority, but specifically not including income and capital taxes of the parties hereto.

FURTHER ASSURANCES:
------------------

10. This Agreement shall operate as an actual conveyance, transfer, assignment and setting over of all the right, title and interest of Vendor in and to the Purchased Shares as of the Transfer Time to the Purchaser. Each of the parties hereto shall from time to time at the other's request and expense, without further consideration, execute and deliver such other instruments, transfers, conveyances and assignments and take all such other actions as may be required to more effectively complete any matter provided for herein.

SUCCESSORS AND ASSIGNS:
----------------------

11. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

ENTIRE AGREEMENT
----------------

12. This Agreement constitutes the entire agreement between the parties and, except as stated herein and in the instruments and documents to be executed and delivered pursuant hereto, contains all of the representations and warranties of the parties. There are no oral representations or warranties between the parties. This Agreement may not be amended or modified in any respect except by written instrument signed by the parties.

GOVERNING LAW
-------------

13. This Agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in such Province and shall be treated, in all respects, as an Ontario contract.



     IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first set out above.

                                            MI VENTURE INC.

                                            By: ________________________________

                                            Title: _____________________________

                                            By: ________________________________

                                            Title: _____________________________


                                            MAGNA INTERNATIONAL INC.

                                            By: ________________________________

                                            Title: _____________________________

                                            By: ________________________________

                                            Title: _____________________________

                                   SCHEDULE A

   The following capitalized terms have the following meanings ascribed thereto:

Delivery          Date: October 29, 1999

Purchase Price: The Purchase Price for the Purchased Shares is US $111,562,649 (Cdn. 164,128,272) and is allocated to the
                  Purchased Shares as follows:

                                           US$               Cdn.$
                                           ---               -----
                  (1) Vista Hospitality Inc.                 430,000           629,919
                  (2) Magna Ventures Holding AG           59,170,144        87,051,116
                  (3) Magna Projektentwicklungs AG        16,536,705        24,328,800
                  (4) Magna Vierte Beteiligungs AG        34,991,894        51,480,075
                  (5) Steyr-Daimler-Puch AG                  433,906           638,362
                                                       -------------     -------------
                                                         111,562,649       164,128,272
                                                         ===========       ===========

Purchased Shares:  (i)     all of the 100 shares of common stock of Vista
                           Hospitality Inc., a corporation incorporated under the laws of the State of Delaware

                   (ii) 70,000 registered shares having a face value of EURO 70,000 of Magna Ventures Holding AG, a stock company incorporated under the laws of Austria, which represents all of the outstanding share capital of Magna Ventures Holding AG

                   (iii) 999 registered shares having a face value of ATS 999,000 of Magna Projektentwicklungs AG, a stock company incorporated under the laws of Austria, which represent 99.9% of the outstanding share capital of Magna Projektentwicklungs AG

                   (iv) 69,999 registered shares having a face value of EURO 69,999 of Magna Vierte Beteiligungs AG, a stock company incorporated under the laws of Austria, which represent 99.9% of the outstanding share capital of Magna Vierte Beteiligungs AG

                   (v) 7,355 bearer shares of Steyr-Daimler-Puch AG, a stock company incorporated under the laws of Austria, which represents .7355% of the outstanding share capital of Steyr-Daimler-Puch AG

Purchaser Shares: 1,115,627 shares of Class C Common stock in the capital of
                  Purchaser having a value of US $111,562,649

Subject Companies: (i)   Vista Hospitality Inc.
                   (ii)  Magna Ventures Holding AG
                   (iii) Magna Projektentwicklungs AG
                   (iv)  Magna Vierte Beteiligungs AG
                   (v)   Steyr-Daimler-Puch AG

Transfer Time:     10:00 a.m. on October 29, 1999

                            SHARE PURCHASE AGREEMENT
                            ------------------------
                              (S. 85.1(3) Rollover)

     THIS AGREEMENT made as of October 29, 1999 between MI VENTURE INC., a
                                                        ---------------
corporation incorporated under the laws of the State of Delaware, U.S.A. ("Purchaser") and 1346457 ONTARIO INC., a corporation incorporated under the
                  --------------------
laws of the Province of Ontario, Canada ("Vendor").

WHEREAS:

 A. Certain capitalized terms used herein have the meanings ascribed thereto in Schedule A; and

 B. Vendor has agreed to sell and Purchaser has agreed to purchase the Purchased Shares.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

PURCHASE OF SHARES:
------------------

1. Vendor hereby sells, assigns and transfers the Purchased Shares to Purchaser and Purchaser hereby purchases the Purchased Shares with effect as and from the Transfer Time on the terms and conditions hereinafter set forth, for consideration equal to the Purchase Price.

PAYMENT OF PURCHASE PRICE:
-------------------------

2. The Purchase Price shall be satisfied by Purchaser delivering on the Delivery Date the Purchaser Shares to Vendor.

REPRESENTATIONS AND WARRANTIES RESPECTING VENDOR:
------------------------------------------------

3. Vendor covenants, represents and warrants as follows and acknowledges that Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by Purchaser of the Purchased Shares:

     (a) all necessary corporate action of Vendor to authorize the execution, delivery and performance of this Agreement has been taken;

     (b) this Agreement has been duly executed and delivered by Vendor and constitutes a valid and binding obligation of Vendor enforceable in accordance with its terms;

     (c) Vendor is a corporation duly organized and validly subsisting under the laws of its governing jurisdiction and has the corporate power to own its property, including the Purchased Shares;


     (4) The Santa Anita Companies, Inc. ("SAC") is a Delaware corporation duly incorporated and organized and validly subsisting under the laws of its governing jurisdiction and has the corporate power to own or lease its property and to carry on the business as now being conducted by it and is duly qualified to do business in each jurisdiction where its business is conducted;

     (e) the Purchased Shares consist of fully paid-up shares of SAC and upon completion of the transactions contemplated hereby and any other documentation required under applicable Delaware law shall be validly transferred to Purchaser with good and marketable title free and clear of any claims, liens, encumbrances or security interests whatsoever;

     (f) the Purchased Shares do now, and at the Transfer Time will, constitute all of the issued and outstanding shares of SAC held by Vendor;

     (5)  the Purchased Shares constitute capital property of the Vendor;

     (6) SAC and the Purchaser are Foreign Affiliates of the Vendor as defined in subsection 95(1) of the Income Tax Act, Canada; and

     (i) the entering into of this agreement and the transaction contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or by-laws of the Vendor and SAC or any indenture or other agreement, written or oral, to which Vendor and SAC may be a party.

REPRESENTATIONS AND WARRANTIES RESPECTING PURCHASER:
---------------------------------------------------

4. Purchaser covenants, represents and warrants as follows and acknowledges that Vendor is relying upon such covenants, representations and warranties in connection with the sale by Vendor of the Purchased Shares:

     (a) all necessary corporate action of Purchaser to authorize the execution, delivery and performance of this Agreement has been taken;

     (b) this Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms;

     (c) Purchaser is a corporation duly organized and validly subsisting under the laws of its governing jurisdiction and has the corporate power to own its property, including the Purchased Shares;

     (d) Purchaser is purchasing the Purchased Shares as principal for investment only and not with a view to resale or distribution other than to an affiliate; and

     (e) upon completion of the transactions contemplated by this Agreement, the Purchaser Shares shall be validly issued by Purchaser to Vendor with good and marketable title, free and clear of any and all claims, liens, mortgages, encumbrances and security interests whatsoever.

SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES:
-----------------------------------------------------

5. The covenants, representations and warranties of each of Vendor and Purchaser contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares herein provided for, for a period of two (2) years from the Delivery Date.

DELIVERIES:
----------

6. The deliveries contemplated hereby shall take place at 11:00 a.m. on the Delivery Date. On the Delivery Date or so soon thereafter as is reasonably acceptable to the Purchaser:

     (a) Purchaser shall deliver to Vendor the Purchaser Shares, including share certificates representing the Purchaser Shares; and

     (b) Vendor shall deliver to Purchaser properly endorsed share certificates representing the Purchased Shares or other reasonable evidence of its transfer to the Purchaser of the Purchased Shares.

CHARACTERIZATION FOR TAX PURPOSES
---------------------------------

7. Purchaser and Vendor have entered into this Agreement for the purposes of effecting the conveyance of the Purchased Shares to the Purchaser and other corporate law purposes. The parties do not hereby intend to effect a sale of the Purchased Shares giving rise to tax for purposes of the Income Tax Act (Canada); and, accordingly and notwithstanding any other provision of this Agreement to the contrary, the Purchaser and Vendor intend that the conveyance of the Purchased Shares shall be treated for Canadian federal income tax purposes as a tax-free rollover within the scope and effect of Subsection 85.1(3) of the Income Tax Act (Canada). Purchaser and Vendor shall jointly complete and file all reports and elections which counsel to Purchaser may advise are necessary or desirable under the provisions of the Income Tax Act (Canada) or any other applicable taxing statute in the form prescribed thereunder and within the time permitted therefor in respect of the intended treatment of the conveyance of the Purchased Shares.

PURCHASE PRICE ADJUSTMENT
-------------------------

8. It is the intention of the parties that the Purchase Price shall be equal to the fair market value of the Purchased Shares as at the Transfer Time. Therefore, Vendor and Purchaser agree that should they subsequently mutually determine, or should Revenue Canada or any other taxing authority issue, or propose to issue, assessments or reassessments of additional liability for taxes, or any other subject by reason of asserting that the Purchase Price is less than or greater than the fair market value of the Purchased Shares, or that the consideration received by Vendor is more or less than the fair market value of the Purchased Shares, then the Purchase Price or the Purchaser Shares, as the case may be, shall be increased or decreased as necessary but only to the extent that the Purchase Price or the Purchaser Shares so revised is acceptable to the parties hereto or to both the taxing authority and the parties hereto, as the case may be, or is established by a court of competent jurisdiction (after all appeal rights have been exhausted or all times for appeal have expired without appeals having been taken) to be the fair market value of the Purchased Shares. If the Purchase Price or the Purchaser Shares is varied in the circumstances described above, Vendor and Purchaser shall take such steps as may be necessary to reflect properly an appropriate adjustment to the Purchase Price and the Purchaser Shares as so varied.

TRANSFER TAXES
--------------

9 Purchaser shall be liable for and shall pay all Taxes, whether direct or indirect, and whether or not such Taxes would by law be paid by Vendor, properly payable upon, arising out of or in connection with the transactions contemplated by this Agreement, including without limitation, in connection with the sale, conveyance, assignment and transfer of the Purchased Shares to Purchaser. Such amounts on account of Taxes for which Purchaser is liable hereunder shall either be paid by Purchaser to the appropriate governmental authority or Purchaser shall reimburse Vendor for its payment of such Taxes. Where such Taxes are to be paid by Purchaser to a governmental authority, Purchaser shall, on request by Vendor, provide satisfactory evidence to Vendor of such payments or exemption from the payment of such Taxes. For purposes of this Section, "Taxes" means any tax, duty, excise, fee, impose, assessment, deduction, charge or withholding including sales tax, land transfer tax, stamp tax and other transfer taxes and all liabilities with respect thereto, including without limitation any penalty and interest payable with respect thereto, levied, imposed or assessed from time to time upon or in respect of income, profits or assets of any nature or kind by any governmental authority, but specifically not including income and capital taxes of the parties hereto.

FURTHER ASSURANCES:
------------------

10. This Agreement shall operate as an actual conveyance, transfer, assignment and setting over of all the right, title and interest of Vendor in and to the Purchased Shares as of the Transfer Time to the Purchaser. Each of the parties hereto shall from time to time at the other's request and expense, without further consideration, execute and deliver such other instruments, transfers, conveyances and assignments and take all such other actions as may be required to more effectively complete any matter provided for herein.

SUCCESSORS AND ASSIGNS:
----------------------

11. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

ENTIRE AGREEMENT
----------------

12. This Agreement constitutes the entire agreement between the parties and, except as stated herein and in the instruments and documents to be executed and delivered pursuant hereto, contains all of the representations and warranties of the parties. There are no oral representations or warranties between the parties. This Agreement may not be amended or modified in any respect except by written instrument signed by the parties.

GOVERNING LAW
-------------

13. This Agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in such Province and shall be treated, in all respects, as an Ontario contract.



     IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first set out above.

                                            1346457 ONTARIO INC.

                                            By:_________________________________


                                                      President and Secretary
                                            Title: _____________________________



                                            MI VENTURE INC.

                                            By: ________________________________

                                            Title: _____________________________

                                            By: ________________________________

                                            Title: _____________________________

                                   SCHEDULE A


 The following capitalized terms have the following meanings ascribed thereto:


Delivery Date:             October 29, 1999

Purchase Price:            US $38,684,000 (Cdn. $56,911,900)

Purchased Shares:          1,100 shares of Common stock of The Santa Anita
                           Companies, Inc., a corporation incorporated under the laws ws of the State of Delaware, which represents all the issued and outstanding shares of The Santa
                           Anita ta Companies, Inc.

Purchaser Shares:          386,840 shares of Class C Common stock in the capital
                           of Purchaser having a value of US $38,684,000 (Cdn.
                           $56,911,900)

Transfer Time:             11:00 a.m. on October 29, 1999